UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

AIDA PHARMACEUTICALS, INC.

 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50212 (Commission File Number)	81-0592184 (IRS Employer Identification No.)

31 Dingjiang Road, Jianggan District Hangzhou, China (Address of principal executive offices)	310016 (Zip Code)

Registrant’s telephone number, including area code: 86-0571-85802712

Copies to:

Richard Friedman, Esq.

Benjamin Tan, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financials Statements and Exhibits

(d)

Exhibit No.

Exhibit Description

99.1

Press Release dated April 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIDA PHARMACEUTICALS, INC.

Dated: April 1, 2008

By:  /s/  Biao Jin

Name: Biao Jin

Title:   Chief Executive Officer